Fair Values of Assets and Liabilities - Differences Between Aggregate Fair Value Carrying Amount of MLHFS for which Fair Value Option has been Elected and Aggregate Unpaid Principal Amount Contractually Obligated to Receive at Maturity (Detail) - USD ($)
$ in Millions
	Dec. 31, 2022	Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair value carrying amount, total loans	$ 1,849	$ 6,623
Fair value carrying amount, nonaccrual loans	1	1
Fair value carrying amount, loans 90 days or more past due	1	2
Aggregate unpaid principal, total loans	1,848	6,453
Aggregate unpaid principal, nonaccrual loans	1	1
Aggregate unpaid principal, loans 90 days or more past due	1	2
Carrying amount over (under) unpaid principal, total loans	$ 1	$ 170